                                                                    EXHIBIT 10.1


                               FOURTH AMENDMENT TO
                                CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Fourth Amendment"), dated as of July 26, 2000, but effective as of July 3, 2000, is entered into among HOME INTERIORS & GIFTS, INC., a Texas corporation (the "Borrower"), the institutions listed on the signature pages hereof that are parties to the Credit Agreement defined below (collectively, the "Lenders"), THE CHASE MANHATTAN BANK, as syndication agent (in said capacity, the "Syndication Agent"), NATIONAL WESTMINSTER BANK, PLC , as documentation agent (the "Documentation Agent'), THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as a co-agent, SOCIETE GENERALE, as a co-agent, CITICORP USA. INC., as a co-agent (collectively, the "Co-Agents'), and BANK OF AMERICA, N.A., formerly known as NationsBank, N.A., as administrative agent (in said capacity, the "Administrative Agent").


                                   BACKGROUND

         A. The Borrower, the Lenders, the Documentation Agent, the Syndication Agent, the Co-Agents, and the Administrative Agent are parties to that certain Credit Agreement, dated as of June 4, 1998, as amended by that certain First Amendment to Credit Agreement, dated as of December 18, 1998, that certain Second Amendment to Credit Agreement dated as of March 12, 1999, and that certain Third Amendment to Credit Agreement, dated as of November 19, 1999 (said Credit Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

         B. The Borrower, the Lenders, the Documentation Agent, the Syndication Agent, the Co-Agents, and the Administrative Agent desire to make certain amendments to the Credit Agreement.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Documentation Agent, the Syndication Agent, the Co-Agents, and the Administrative Agent covenant and agree as follows:

         1.       AMENDMENTS TO CREDIT AGREEMENT.

         (a) The definition of "Revolving Credit Commitment" set forth in
Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Revolving Credit Commitment" means $40,000,000, as reduced or terminated pursuant to Sections 2.6 or 8.2 hereof, and as may be increased pursuant to Section 2.17 hereof.

         (b) The definition of "Revolving Credit Specified Percentage" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Revolving Credit Specified Percentage" means, as to any Lender, the percentage indicated beside its name on Schedule 1 hereto as its Revolving Credit Specified Percentage, or as adjusted or specified in any amendment to this Agreement, in any Assignment Agreement, or as a result of any increase in the Revolving Credit Commitment pursuant to Section 2.17 hereof.

         (c) The definition of "Subsidiary" set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the last sentence from the end thereof.

         (d) The definition of "Total Debt" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Total Debt" means, as of any date of determination, determined for the Borrower and its Subsidiaries on a consolidated basis, without duplication, (a) indebtedness for borrowed money, (b) obligations evidenced by bonds, debentures, notes or similar instruments, (c) obligations to pay the deferred purchase price of property or services other than trade payables incurred in the ordinary course of business, (d) Capitalized Lease Obligations, and (e) the face amount of all letters of credit (other than documentary letters of credit and standby letters of credit in aggregate face amount not in excess of $5,000,000) and, without duplication, all unreimbursed amounts drawn thereunder; provided that to the extent the Borrower has cash-collateralized any letters of credit, the amount of such letters of credit secured by cash collateral shall not be included in this clause (e).

         (e) The definition of "Total Specified Percentage" set forth in Section
1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Total Specified Percentage" means, as to any Lender, the percentage indicated beside its name on Schedule 1 hereto as its Total Specified Percentage, or as adjusted or specified in any amendment to this Agreement, in any Assignment Agreement, or as a result of any increase in the Revolving Credit Commitment pursuant to Section 2.17 hereof, as adjusted to account for any permanent reductions in the Revolving Credit Commitment and any payments of Facility A Term Loan Advances or Facility B Term Loan Advances which result in a reduction of the outstanding Facility A Term Loan Advances or outstanding Facility B Term Loan Advances.

         (f) Section 2.16(a) of the Credit Agreement is hereby amended by amending the first sentence thereof to read as follows:

                  The Borrower may request the Issuing Bank, on the terms and conditions hereinafter set forth, to issue, and the Issuing Bank shall, if so requested, issue, letters of credit to be denominated in Dollars (the "Letters of Credit") for the account of the Borrower or for the joint account of the Borrower and any of its Subsidiaries from time to time on any Business Day from the date of the initial Advance until the Revolving Commitment Maturity Date in an aggregate maximum amount (assuming compliance with all conditions to drawing) not to exceed, at any time outstanding, the lesser of (i) $30,000,000 (the "Letter of Credit Facility") and (ii) the sum of (A) the Revolving Credit Commitment, minus (B) the aggregate principal amount of Revolving Credit Advances and Swing Line Advances then outstanding.

         (g) Article 2 of the Credit Agreement is hereby amended by adding a new
Section 2.17 thereto to read as follows:

                  Section 2.17 Revolving Credit Commitment Increase.

                  (a) Amount and Timing of Increases. Upon written request by the Borrower to the Administrative Agent not less than ten Business Days prior to the proposed effective date of the proposed increase (or, in the case of each proposed Lender, such lesser notice as any proposed Lender is willing to accept), subject to the further terms and conditions set forth below, the Borrower shall be entitled to increase the Revolving Credit Commitment not more than three times, in an aggregate amount for such increases not to exceed $30,000,000. Each of the proposed increases shall be in an aggregate minimum amount of $5,000,000 and $5,000,000 multiples thereof.

                  (b) Mechanics of Increases. Upon the Agent's receipt of the notice referred to in Section 2.17(a), the Agent shall immediately make an offer to the Lenders to elect to participate in such increase. Each Lender electing to participate in such Revolving Credit Commitment increase shall commit to an amount not less than $2,000,000 but shall accept any allocation amount designated by the Borrower and the Administrative Agent that is equal to or less than its proposed portion of the Revolving Credit Commitment increase. Notwithstanding anything herein or in any other Loan Document to the contrary, the Borrower and the Administrative Agent may agree to add other creditors in connection with any such proposed increase (without any further notice obligations to the existing Lenders and without retriggering the timing requirements set forth in Section 2.17(a)) if one or more of the existing Lenders having a Revolving Credit Specified Percentage do not elect to increase their respective portions of the Revolving Credit Commitment in an amount equal to the requested Revolving Credit Commitment increase within five Business Days after the Borrower requests such increase pursuant to Section 2.17(a). If requested, each Lender (including any new Lenders party hereto) shall upon the surrender of any then-existing Revolving Credit Note held by such Lender receive a new Revolving Credit Note evidencing its Revolving Credit Specified Percentage, as adjusted.

                  (c) Conditions to Increase. The following conditions to the increase of the Revolving Credit Commitment shall have been satisfied or waived to the Administrative Agent's reasonable satisfaction:

                           (i) On any date of proposed increase in the Revolving
                  Credit Commitment, the representations and warranties contained in Article IV hereof are true and correct on such date in all material respects, as though made on and as of such date, except to the extent expressly made only as of a prior date;

                           (ii) On any date of a proposed increase in the
                  Revolving Credit Commitment, no Default or Event of Default shall exist on any such date, and no Default or Event of Default would result from such increase in the Revolving Credit Commitment and the subsequent Revolving Credit Advances to the Borrower, up to the amount of the Revolving Credit Commitment (as increased);

                           (iii) The Administrative Agent shall have received a
                  certificate from the Borrower to the effect that (A) such increase has received all Necessary Authorizations, if necessary, and is in compliance with all material Applicable Laws, (ii) no other approvals or consents from any Person are required by any such Person except to the extent they have been received or are immaterial, and (iii) such increase in the Revolving Credit Commitment does not conflict with, or result in violation of, any material agreement or instrument to which the Borrower or any of its Subsidiaries, or any of their respective properties, is subject;

                           (iv) The Administrative Agent shall have delivered to
                  each Lender evidence of new Revolving Credit Specified Percentages and Total Specified Percentages adjusted to give effect to the increase in the Revolving Credit Commitment and any reallocation required in order for each Lender with a Revolving Credit Specified Percentage to have a proportionate share of the Revolving Credit Advances;

                           (v) Each new Lender being added to this Agreement
                  shall deliver to the Borrower and the Administrative Agent documentation acceptable to the Administrative Agent evidencing such new Lender's acceptance of this Agreement and all the other Loan Documents in form and substance reasonably acceptable to the Administrative Agent (and making such Lender a party to this Agreement and the other Loan Documents);

                           (vi) The Administrative Agent on behalf of each
                  Lender shall have received all amendments to any Loan Documents as the Administrative Agent shall deem reasonably necessary; and

                           (vii) The Administrative Agent shall have delivered
                  to the Borrower a notice of the cost of any LIBOR breakage or other costs incurred by any Lender as a result of such increase and any reallocation among the Lenders, and the Borrower shall pay such costs on the date of such increase in immediately available funds to the Administrative Agent on behalf of such Lenders in accordance with the terms of the Credit Agreement.

                  (d) Additional Agreements. Each Lender shall have the right (but not the obligation) to increase the dollar amount of its share of the Revolving Credit Commitment. In connection with any increase to the Revolving Credit Commitment in accordance with the terms of this
         Section 2.17, each existing Lender (regardless of whether such Lender is participating in such increase) and the Borrower and its Subsidiaries agrees to execute any and all agreements reasonably requested by the Administrative Agent to effectuate the intent of this
         Section 2.17. Notwithstanding anything contained herein to the contrary, the limitations placed upon assignments set forth in Section
         11.6 shall not apply to proposed increases pursuant to this Section.

         (h) Section 7.1(c) of the Credit Agreement is hereby amended to read as follows:

                  (c) Indebtedness, including in respect of Capitalized Lease Obligations, incurred to purchase, or to finance the purchase of assets which constitute property, plant and equipment, not to exceed $30,000,000 in aggregate principal amount outstanding at any time;

         (i) Section 7.3 of the Credit Agreement is hereby amended by revising the introductory language therein immediately preceding clause (a) thereof as follows:

                  The Borrower shall not, and shall not permit any of its Subsidiaries to, make any Investment, except that the Borrower and its Subsidiaries may make, purchase or otherwise acquire and own:

         (j) Section 7.3(d) of the Credit Agreement is hereby amended to read as follows:

                  (d) Investments in (i) Domestic Subsidiaries (or Persons that become Domestic Subsidiaries simultaneously with such Investment) (A) which have executed a Subsidiary Guaranty and Collateral Documents granting a first priority Lien in all unencumbered assets of such Subsidiary required by the Determining Lenders to be pledged, to secure the Obligations, (B) 100% of whose Capital Stock shall be pledged to secure the Obligations and (C) which have delivered to the Lenders such board resolutions, officer's certificates, corporate and other documents and opinions of counsel as the Administrative Agent shall reasonably request, (ii) direct Foreign Subsidiaries 65% of whose Capital Stock shall be pledged to secure the Obligations, (iii) indirect Foreign Subsidiaries not to exceed $15,000,000 in aggregate amount outstanding at any time, and (iv) the Borrower (including, in each of clauses (i), (ii) and (iii) any new Subsidiary);

         (k) Section 7.3(k) of the Credit Agreement is hereby amended to read as follows:

                  (k) Investments in respect of Candle Making Joint Venture not to exceed $6,000,000 in aggregate amount prior to satisfaction of the requirements set forth in the first sentence of Section 5.12 hereof with respect to Candle Making Joint Venture becoming a Domestic Subsidiary;

         (l) Schedule 5 of the Credit Agreement is hereby amended to be in the form of Schedule 5 to this Fourth Amendment.

         (m) Schedule 8 of the Credit Agreement is hereby amended to be in the form of Schedule 8 to this Fourth Amendment.

         (n) Exhibit E, Compliance Certificate, to the Credit Agreement is hereby amended to be in the form of Exhibit E to this Fourth Amendment.

         2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendment contemplated by the foregoing Section 1:

         (a) the representations and warranties contained in the Credit Agreement (other than those representations and warranties that specifically relate to an earlier date) and the other Loan Documents are true and correct in all material respects on and as of the date hereof as made on and as of such date;

         (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

         (c) the Borrower has full corporate power and authority to execute and deliver this Fourth Amendment, and this Fourth Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

         (d) neither the execution, delivery and performance of this Fourth Amendment nor the consummation of any transactions contemplated herein will conflict with any material Applicable Law, the articles of incorporation, bylaws or other governance document of the Borrower or any of its Subsidiaries, or any material indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries or any of their respective property may be bound;

         (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (other than the Board of Directors of the Borrower or any Guarantor), is required for the execution, delivery or performance by the Borrower of this Fourth Amendment or the acknowledgment of this Fourth Amendment by any Guarantor other than (i) those approvals and consents already obtained, and (ii) consents under immaterial contractual obligations; and

         (f) the total amount of Indebtedness which may be outstanding under the Credit Agreement as a result of any increase in the Revolving Credit Commitment pursuant to Section 2.17 of the Credit Agreement will at all times be "Permitted Indebtedness" as such term is defined in the Senior Subordinated Notes Indenture.

         3. CONDITIONS OF EFFECTIVENESS. This Fourth Amendment shall be effective as of July 3, 2000, subject to the following:

         (a) the Administrative Agent shall receive counterparts of this Fourth Amendment executed by the Determining Lenders;

         (b) the Administrative Agent shall receive counterparts of this Fourth Amendment executed by the Borrower and acknowledged by each Guarantor;

         (c) the Administrative Agent shall have received a certified resolution of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Fourth Amendment;

         (d) the Administrative Agent shall have received an opinion of counsel to the Borrower, in form and substance satisfactory to the Administrative Agent, with respect to the matters set forth in Sections 2(c), (d) and (e) of this Fourth Amendment; and

         (e) the Administrative Agent shall receive, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.


         4. AMENDMENT FEE. Provided this Fourth Amendment becomes effective, the Borrower covenants and agrees to pay an amendment fee to the Administrative Agent on behalf of the Lenders which execute and deliver this Fourth Amendment to the Administrative Agent (or its counsel) not later than 5:00 p.m., Dallas time, July 26, 2000 in an amount equal to the product of (a) 0.125% multiplied by (b)(i) with respect to each Lender having a portion of the Revolving Credit Commitment, an amount equal to such Lender's portion of the Revolving Credit Commitment and (ii) with respect to each Lender which is owed Facility A Term Loan Advances or Facility B Term Loan Advances, the aggregate principal amount of Facility A Term Loan Advances and Facility B Term Loan Advances owed to such Lender on the date of this Fourth Amendment. Such amendment fee shall be paid in immediately available funds and shall be due and payable to each Lender eligible for payment pursuant to the preceding sentence no later than two Business Days after the date which this Fourth Amendment becomes effective. The Borrower agrees that the failure to pay the amendment fee provided in this Section 4 shall be an Event of Default under Section 8.1(b)(ii) of the Credit Agreement.


         5. STRUCTURING FEE. Provided this Fourth Amendment becomes effective, the Borrower covenants and agrees to pay to the Administrative Agent a structuring fee in an amount agreed to by the Administrative Agent and the Borrower. The structuring fee shall be paid in immediately available funds and shall be due and payable to the Administrative Agent no later than two Business Days after the date which this Fourth Amendment becomes effective. The Borrower agrees that the failure to pay the structuring fee provided in this
Section 5 shall be an Event of Default under Section 8.1(b) (ii) of the Credit Agreement.

         6. GUARANTOR ACKNOWLEDGMENT. By signing below, each of the Guarantors
(i) acknowledges, consents and agrees to the execution and delivery of this Fourth Amendment, (ii) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty (a) are not released, diminished, waived, modified, impaired or affected in any manner by this Fourth Amendment or any of the provisions contemplated herein and (b) cover, among other things, any increase in the Revolving Credit Commitment as provided for in this Fourth Amendment,
(iii) ratifies and confirms its obligations under its Subsidiary Guaranty, and
(iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty solely as a result of the execution and delivery of this Fourth Amendment.

         7. REFERENCE TO THE CREDIT AGREEMENT.

         (a) Upon the effectiveness of this Fourth Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Fourth Amendment.

         (b) The Credit Agreement, as amended by this Fourth Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         8. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Fourth Amendment and the other instruments and documents to be delivered hereunder and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this Fourth Amendment).

         9. EXECUTION IN COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         10. GOVERNING LAW: BINDING EFFECT. This Fourth Amendment shall be governed by and construed in accordance with the Laws of the State of Texas without regard to the principles of the conflicts of Laws and the applicable federal Laws and shall be binding upon the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent and each Lender and their respective successors and assigns.

         11. HEADINGS. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose.

         12. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

================================================================================
                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

         IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as the date first above written.

                               HOME INTERIORS & GIFTS, INC.



                               By: /s/ KENNETH CICHOCKI
                                  --------------------------------------------
                                        Name: Kenneth Cichocki
                                             ---------------------------------
                                        Title: Vice President of Finance & CFO
                                              --------------------------------

                BANK OF AMERICA, N.A., as Administrative Agent and as a Lender



                By:
                   --------------------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------

                THE CHASE MANHATTAN BANK, as Syndication Agent and as a
                Lender



                By:
                   --------------------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------

                THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as Co-Agent and as a Lender



                By:
                   --------------------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------

                SOCIETE GENERALE, as Co-Agent and as a Lender



                By:
                   --------------------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------

                CITICORP USA, INC., as Co-Agent and as a Lender



                By:
                   --------------------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------

                BANK ONE, TEXAS, N.A.



                By:
                   --------------------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------

                BANKERS TRUST COMPANY



                By:
                   --------------------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------

                BHF (USA) CAPITAL CORPORATION



                By:
                   --------------------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------



                By:
                   --------------------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------

                BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.



                By:
                   --------------------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------



                By:
                   --------------------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------

                GENERAL ELECTRIC CAPITAL CORPORATION



                By:
                   --------------------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------

                HELLER FINANCIAL, INC.



                By:
                   --------------------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------

                NATIONAL CITY BANK OF KENTUCKY



                By:
                   --------------------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------

                BALANCED HIGH-YIELD FUND I LTD.

                By:      BHF (USA) CAPITAL CORPORATION, acting as
                         attorney-in-fact



                By:
                   --------------------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------



                By:
                   --------------------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------

                KZH ING-2 LLC




                By:
                   --------------------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------

                DELANO COMPANY

                By: Pacific Investment Management Company, as its Investment Advisor



                By:
                   --------------------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------

                VAN KAMPEN CLO II, LIMITED

                By: Van Kampen American Capital Management, Inc., as Collateral Manager



                By:
                   --------------------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------

                SENIOR DEBT PORTFOLIO

                By:      Boston Management and Research, as Investment
                         Manager



                By:
                   --------------------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------

                TCW LEVERAGED INCOME TRUST, L.P.

                By:      TCW Advisers (Bermuda), Ltd., as General Partner



                By:
                   --------------------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------


                By:      TCW Investment Management Company, as Investment
                         Manager



                By:
                   --------------------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------

                TCW LEVERAGED INCOME TRUST II, L.P.

                By:      TCW Advisers (Bermuda), Ltd., as General Partner



                By:
                   --------------------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------


                By:      TCW Investment Management Company, as Investment
                         Manager



                By:
                   --------------------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------

                CAPTIVA III FINANCE LTD., as advised by Pacific Investment Management Company



                By:
                   --------------------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------

                ARCHIMEDES FUNDING, L.L.C.

                By:      ING Capital Advisors LLC
                         as Collateral Manager



                By:
                   --------------------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------

                UNION BANK OF CALIFORNIA, N.A.



                By:
                   --------------------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------

                SEQUILS-ING I (HBDGM), LTD.

                By:      ING Capital Advisors LLC,
                         as Collateral Manager



                By:
                   --------------------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------

                EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

                By:      Eaton Vance Management, as Investment Advisor



                By:
                   --------------------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------

                EATON VANCE SENIOR INCOME TRUST

                By:      Eaton Vance Management, as Investment Advisor



                By:
                   --------------------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------

                          ARCHIMEDES FUNDING III LTD.

                          By:      ING Capital Advisors LLC
                                   as Collateral Manager



                          By:
                             --------------------------------------------
                                   Name:
                                        ---------------------------------
                                   Title:
                                         --------------------------------

                          COMPASS BANK



                          By:
                             --------------------------------------------
                                   Name:
                                        ---------------------------------
                                   Title:
                                         --------------------------------

ACKNOWLEDGED AND AGREED:

DALLAS WOODCRAFT, INC., a Texas corporation
GIA, INC., a Nebraska corporation
HOMCO, INC., a Texas corporation



By: /s/ KENNETH J. CICHOCKI
   --------------------------------------------
         Name: Kenneth J. Cichocki
              ---------------------------------
         Title: Vice President
               --------------------------------



HOMCO PUERTO RICO, INC., a Delaware corporation
SPRING VALLEY SCENTS, INC., a Texas corporation



By: /s/ KENNETH J. CICHOCKI
   --------------------------------------------
         Name: Kenneth J. Cichocki
              ---------------------------------
         Title: Vice President
               --------------------------------






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